REAFFIRMATION OF GUARANTEE AND SECURITY AGREEMENT


                                                                    July 2, 1998



Congress Financial Corporation (Southwest),
 individually and as Agent
1201 Main Street
Dallas, Texas 75250

Ladies and Gentlemen:

     Pamida, Inc. ("Pamida") and Seaway Importing Company ("Seaway", and together with Pamida, and their respective successors and assigns, collectively, "Borrowers") have entered into financing arrangements with Congress Financial Corporation (Southwest), in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are parties to the Loan Agreement as lenders (together with its successors and assigns, in such capacity, "Agent"), and the financial institutions which are parties to the Loan Agreement as lenders (together with their successors and assigns, collectively, "Lenders") as set forth in the Loan and Security Agreement, dated as of March 30, 1993, among Borrowers, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Existing Agreement").

     In connection with such financing arrangements, Pamida Holdings Corporation (together with its successors and assigns, "Guarantor") has absolutely and unconditionally guaranteed all of the obligations of Borrowers to Agent and Lenders, as set forth in the Guarantee, dated as of March 30, 1993, by Guarantor in favor of Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Guarantee") and has granted to Agent, for itself and the benefit of Lenders, a security interest in and lien upon certain of its assets and properties as set forth in the Security Agreement, dated March 30, 1993, by Guarantor in favor of Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Security Agreement") and the Pledge and Security Agreement, dated March 30, 1993, by Guarantor in favor of Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewal, restated or replaced, the "Pledge Agreement", and together with the Security Agreement, collectively, the "Security Agreements").

     Borrowers and Guarantors have requested that Agent and Lenders extend, modify and restate the financing arrangements provided by Agent and Lenders to Borrowers, (including, INTER ALIA, an increase in the maximum amount of the loans and other financial accommodations available to Borrowers to $125,000,000), and Agent and Lenders are willing to so extend, modify, and restate the financing arrangements as set forth in the Amended and Restated Loan and Security Agreement, dated of even date herewith, by and among Borrowers, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     In consideration of the foregoing and the agreements and covenants contained herein, the undersigned agrees as follows:

          1. Guarantor hereby acknowledges, confirms and agrees that (a) the Guarantee and the Security Agreements are in full force and effect and the obligations of Guarantor thereunder are valid, binding and enforceable against Guarantor in accordance with the terms thereof as of the date hereof and (b) each of Agent and Lenders has and shall continue to have a security interest in and lien upon the assets and properties of Guarantor heretofore granted to each of Agent and Lenders pursuant to the Security Agreements to secure the Obligations.

          2. Guarantor's obligations under the Guarantee and the Security Agreement are unconditionally owing to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever and the extension, modification and restatement of the Existing Agreement pursuant to the Loan Agreement shall not, in any manner, be construed or constitute payment of or impair, limit, cancel or extinguish the obligations, liabilities or indebtedness evidenced by or arising under the Guarantee or constitute a novation with respect thereto and the liens and security interests securing such obligations, liabilities or indebtedness shall not in any manner be impaired, limited, terminated, waived or released. Guarantor hereby acknowledges and consents to the extension, modification and restatement of the Existing Agreement pursuant to the Loan Agreement and acknowledges and agrees that the Guaranteed Obligations (as such term is defined in the Guarantee) shall extend and apply to all Obligations arising under or pursuant to the Loan Agreement.

          3. Except as modified pursuant hereto, no other changes or modifications to the Guarantee or Security Agreements are intended or implied and in all other respects the Guarantee and Security Agreements are hereby specifically ratified, restated and confirmed by Guarantor as of the date hereof.

          4. The validity, interpretation and enforcement of this Reaffirmation and any dispute arising out of the relationship between the parties hereto in connection with this Reaffirmation, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

          5. This Reaffirmation shall be binding upon Guarantor and its successors and assigns and inure to the benefit of each of Agent and the Lenders and their respective successors and assigns.

     The undersigned has caused this Reaffirmation to be duly executed and delivered by its authorized officer as of the day and year first above written.

                                        Very truly yours,

                                        PAMIDA HOLDINGS CORPORATION

                                        By:    /s/ George R. Mihalko
                                        Title: Senior Vice President and Chief
                                               Financial Officer







                                    GUARANTEE

                                                                  March 30, 1993



Congress Financial Corporation
 (Southwest), as agent for itself and
BA Business Credit Inc.
1201 Main Street
Dallas, Texas 75250

     Re:  Pamida, Inc. and Seaway Importing Company
          (individually and collectively, "Borrowers")

Gentlemen:

     Congress Financial Corporation (Southwest), in its individual capacity and BA Business Credit Inc., (individually and collectively, "Lenders"), with
Congress Financial Corporation (Southwest), as agent for Lenders (in such capacity, "Agent") are contemporaneously herewith entering into certain financing arrangements with Borrowers pursuant to which Agent may make loans and advances and provide other financial accommodations on behalf of Lenders to Borrower as set forth in the Loan and Security Agreement, dated of even date herewith, by and among Borrowers, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

     Due to the close business and financial relationships between Borrowers and the undersigned ("Guarantor"), in consideration of the benefits which will accrue to Guarantor and as an inducement for and in consideration of Agent making loans and advances and providing other financial accommodations on behalf of Lenders to Borrowers pursuant to the Financing Agreements, Guarantor hereby absolutely and unconditionally, (a) guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all obligations, liabilities and indebtedness of any kind, nature and description owing by Borrowers to Agent and/or either or both of Lenders, including principal, interest, charges, fees, premiums, indemnities, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the other Financing Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to Borrowers under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable either in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or however acquired by Agent or Lenders, including from any other person outright, conditionally or as collateral security, by assignment, merger with any other person, participations or interests of Agent or Lenders in the obligations of Borrowers to others, assumption, operation of law, subrogation or otherwise and (b) agrees to pay to Lenders on demand the amount of all expenses (including, without limitation, attorneys' fees and expenses) incurred by Agent or Lenders in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrowers' obligations, liabilities and indebtedness as aforesaid to Agent and Lenders, the rights of Agent and Lenders in any collateral or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Agent or Lenders directly or indirectly arising out of or related to the relationships between Borrowers, Agent and Lenders, Guarantor, Agent and Lenders, or any other Obligor (as hereinafter defined), Agent and Lenders, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to either of Borrowers or Guarantor under the U.S. Bankruptcy Code or any similar statute (all of which being collectively referred to herein as the "Guaranteed Obligations").

     Notice of acceptance of this Guarantee, the making of loans and extension of credit to Borrowers and presentment, demand, protest, notice of protest, notice of nonpayment and all other notices to which Borrowers or Guarantor are entitled are hereby waived. Guarantor also waives notice of and hereby consents to, (i) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations or to the other Financing Agreements and any collateral, and the guarantee made herein shall apply to the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Agent or Lenders for the obligations of Borrowers or any other party at any time liable for or in respect of the Guaranteed Obligations (individually, an
"Obligor" and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against Borrowers, Guarantor or any other Obligor or any collateral, and (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any Guaranteed Obligations. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

     This Guarantee is a guaranty of payment and not of collection. Guarantor agrees that Agent and Lenders need not attempt to collect any Guaranteed Obligations from Borrowers or other Obligors or to realize upon any collateral, but may require Guarantor to make immediate payment of Guaranteed Obligations to Lenders when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Agent and Lenders may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys' fees and legal expenses incurred by Agent or Lenders with respect thereto or otherwise chargeable to Borrowers or Guarantor) and in such order as Agent or Lenders may elect, whether or not then due.

     No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrowers in respect of any of the Guaranteed Obligations or Guarantor in respect of this Guarantee affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Agent or Lenders to perfect or continue perfection of any lien or security interest in any collateral for the Guaranteed Obligations or any delay by Agent or Lenders in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrowers under the U.S. Bankruptcy Code or any similar statute, Guarantor shall be liable therefor, even if Borrowers' liability for such amounts does not, or ceases to, exist by operation of law.

     This Guarantee is absolute, unconditional and continuing. Payment by Guarantor shall be made to Agent at the office of Agent from time to time on demand as Guaranteed Obligations become due. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which Borrowers are sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against Guarantor, Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Agent or Lenders to Guarantor.

     Payment of all amounts now or hereafter owed to Guarantor by Borrowers or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Agent and Lenders of the Guaranteed Obligations and is hereby assigned to Agent and Lenders as security therefor. Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrowers, any collateral for the Guaranteed Obligations or other assets of Borrowers or any other Obligor, for subordination, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Agent and Lenders by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor, Borrowers or any other Obligor upon the Guaranteed Obligations or realized from their property.

     In case proceedings be instituted by or against Borrowers, Guarantor or any other Obligor, in bankruptcy or insolvency, or for reorganization, arrangement, receivership, or the like, or if Borrowers, Guarantors or any other Obligor calls a meeting of creditors or makes any assignment for the benefit of creditors, or upon the occurrence of any event which constitutes a default or event of default under the other Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature, even if the liability of Borrowers or any other Obligor therefor does not.

     Guarantor shall continue to be liable hereunder until one of Agent's officers actually receives a written termination notice by certified mail; but the giving of such notice shall not relieve Guarantor from liability for any Guaranteed Obligations incurred before termination or for post-termination collection expenses and interest pertaining to any Guaranteed Obligations arising before termination.

     The books and records of Agent showing the account between Agent and Borrowers shall be admissible in evidence in any action or proceeding as PRIMA FACIE proof of the items therein set forth, and the monthly statements of Agent rendered to Borrowers, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrowers, shall be deemed conclusively correct and constitute an account stated between Agent, Lenders and Borrowers and be binding on Guarantor.

     No delay on the part of Agent or Lenders in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of the rights hereunder, and no modification or amendment of this Guarantee, shall be deemed to be made by Agent or Lenders unless the same shall be in writing duly signed on its or their behalf and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Agent's or Lenders' rights or the obligations of Guarantor to Agent or Lenders in any other respect at any other time.

     GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTEE, THE OTHER FINANCING AGREEMENTS, THE GUARANTEED OBLIGATIONS, ANY COLLATERAL THEREFOR OR ANY INSTRUMENT, DOCUMENT OR OTHER GUARANTEE DELIVERED PURSUANT TO ANY OF THE FOREGOING, OR THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF OR PURSUANT TO THE OTHER FINANCING AGREEMENTS, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN GUARANTOR AND AGENT OR GUARANTOR AND LENDERS.

     GUARANTOR  HEREBY  WAIVES  ALL  RIGHTS  OF  SETOFF  AND  RIGHTS  TO  IMPOSE
COUNTERCLAIMS IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS GUARANTEE, THE OTHER FINANCING AGREEMENTS, THE OBLIGATIONS, ANY COLLATERAL THEREFOR, OR ANY TRANSACTION BETWEEN THE PARTIES HERETO, AND IRREVOCABLY CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK IN NEW YORK CITY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE DISTRICT COURT OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND THE COURTS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED AND OF ANY FEDERAL COURT LOCATED IN SUCH STATES IN CONNECTION WITH ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATING TO THIS GUARANTEE, THE OTHER FINANCING AGREEMENTS, THE OBLIGATIONS, ANY COLLATERAL THEREFOR OR ANY DOCUMENT, INSTRUMENT OR GUARANTEE DELIVERED PURSUANT TO ANY OF THE FOREGOING. IN ANY SUCH LITIGATION, GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED AND BY TELECOPIER, DIRECTED TO IT AT ITS CHIEF EXECUTIVE OFFICE SET FORTH HEREIN, OR DESIGNATED IN WRITING PURSUANT TO THIS GUARANTEE, OR IN ANY OTHER MANNER PERMITTED BY THE RULES OF SAID COURTS. WITHIN THIRTY (30) DAYS AFTER SERVICE, GUARANTOR SHALL APPEAR TO ANSWER SUCH SUMMONS, COMPLAINT OR OTHER PROCESS, FAILING WHICH GUARANTOR SHALL BE DEEMED IN DEFAULT AND JUDGMENT MAY BE ENTERED BY AGENT AND LENDERS AGAINST GUARANTOR FOR THE AMOUNT OF THE CLAIM AND OTHER RELIEF REQUESTED THEREIN.

     If after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Guaranteed Obligations, Agent or Lenders are for any reason required to surrender such payment or proceeds to any person or entity, because such payment or proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, or a diversion of trust funds, or for any other reason, then the Guaranteed Obligations or any part thereof intended to be satisfied shall be revived and continue and this Guarantee shall continue in full force as if such payment or proceeds had not been received by Agent or Lenders and Guarantor shall be liable to pay to Agent or Lenders, and hereby does indemnify Agent and Lenders and hold them harmless for the amount of such payment or proceeds surrendered. The provisions of this paragraph shall be and remain effective notwithstanding any contrary action which may have been taken by Agent or Lenders in reliance upon such payment or proceeds, and any such contrary action so taken shall be without prejudice to Agent's or Lenders' rights under this Guarantee and shall be deemed to have been conditioned upon such payment or proceeds having become final and irrevocable. The provisions of this paragraph shall survive the termination of this Guarantee and the other Financing Agreements and the repayment of the Obligations.

     This Guarantee shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Agent and Lenders and their respective successors, endorsers, transferees and assigns. All references to the term "Guarantor" wherever used herein shall mean Guarantor and its successors and assigns. All references to the term "Borrowers" wherever used herein shall mean both and each of them and their respective successors and assigns, jointly and severally, individually and collectively. All references to the term "Lenders" wherever used herein shall mean both and each of them and their respective successors and assigns, individually and collectively. All references to the term "Agent" shall be deemed to include its successors and assigns.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guarantee as of the day and year first above written.

                                        PAMIDA HOLDINGS CORPORATION

                                        By:    /s/ Richard W. Ramm
                                        Title: Executive Vice President

                                        Chief Executive Office:

                                        8800 "F" Street
                                        Omaha, Nebraska  68127





STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )

     On this 30th day of March, 1993, before me personally came Richard W. Ramm, to me known, who stated that he is the Executive Vice President, of PAMIDA
HOLDINGS CORPORATION, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                        /s/ Bruce Levine
                                        Notary Public

Commission expires:  August 11, 1993